UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 01, 2013 (Date of earliest event reported)
New Hampshire Thrift Bancshares, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	0-17859 (Commission File Number)	02-0430695 (IRS Employer Identification Number)

9 Main Street, PO Box 9, Newport, New Hampshire (Address of principal executive offices)		03773 (Zip Code)
603-863-0886 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 1, 2013, New Hampshire Thrift Bancshares, Inc. (the "Company") announced its earnings for the twelve months ended December 31, 2012. A copy of the press release dated February 1, 2013, describing 2012 earnings is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of New Hampshire Thrift Bancshares, Inc. dated February 01, 2013

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 01, 2013	NEW HAMPSHIRE THRIFT BANCSHARES, INC. By: /s/ Laura Jacobi Laura Jacobi SVP/Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of New Hampshire Thrift Bancshares, Inc. dated February 01, 2013